Exhibit 99.1

VISCOGLIOSI BROTHERS ACQUISITION CORP.

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of

Viscogliosi Brothers Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Viscogliosi Brothers Acquisition Corp. (the “Company”) as of January 11, 2022, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of January 11, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Company’s auditor since 2021.

Melville, NY

January 20, 2022

F-2

VISCOGLIOSI BROTHERS ACQUISITION CORP.

BALANCE SHEET

JANUARY 11, 2022

Assets:
Current assets:
Cash	$25,000
Due from related party	1,874,782
Prepaid expenses	229,600
Total current assets	2,129,382
Prepaid expenses, non-current	100,887
Cash held in Trust Account	76,500,000
Total assets	$78,730,269

Liabilities and Stockholders’ Deficit
Current liabilities:
Accrued offering costs and expenses	$195,000
Due to related party	90,747
Over-allotment option liability	106,057
Total current liabilities	391,804
Deferred underwriting commissions	2,625,000
Total liabilities	3,016,804

Commitments and Contingencies (Note 6)
Common stock subject to possible redemption, 7,500,000 shares at redemption value of $10.20	76,500,000

Stockholders’ Deficit:
Common stock, $0.0001 par value; 10,000,000 shares authorized; 2,156,250 shares issued and outstanding (excluding 7,500,000 shares subject to possible redemption) (1)	216

Additional paid-in capital	—
Accumulated deficit	(786,751)
Total Stockholders’ deficit	(786,535)
Total Liabilities and Stockholders’ Deficit	$78,730,269

(1)	Includes an aggregate of 412,500 shares that are subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full or in part. On January 14, 2022, the underwriters fully exercised their over-allotment option with respect to the 1,125,000 option units resulting in no founder shares subject to redemption and the de-recognition of the over-allotment option on the balance sheet.

The accompanying notes are an integral part of the financial statement.

F-3

VISCOGLIOSI BROTHERS ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

Note 1 - Organization, Business Operations and Liquidity

Viscogliosi Brothers Acquisition Corp. (the "Company") a newly organized blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (the "Business Combination"). The Company has not selected any potential Business Combination target and the Company has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any potential Business Combination target.

As of January 11, 2022, the Company had not commenced any operations. All activity for the period from November 24, 2020 (inception) through January 11, 2022 relates to the Company's formation and the Initial Public Offering (“IPO”)(as defined below). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the IPO (as defined below). The Company has selected December 31 as its fiscal year end.

The Company's sponsor is VBOC Holdings, LLC, a Delaware limited liability company (the "Sponsor"); an affiliate of John J. Viscogliosi, the President, Chief Executive Officer and Chairman of the Company.

The registration statement for the Company’s IPO was declared effective on January 6, 2022 (the “Effective Date”). On January 11, 2022, the Company consummated the Public Offering of 7,500,000 units (the "Units" and, with respect to the Common stock included in the Units being offered, the "public shares"). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share at $10.00 per Unit, generating gross proceeds of $75,000,000, which is discussed in Note 3.

Simultaneously with the closing of the IPO, the Company consummated the sale of 5,250,000 warrants, at a price of $1.00 per Private Placement Warrant in a private placement to (i) the Sponsor which purchased 5,062,500 warrants (the “Sponsor Warrants”) at a price of $1.00 per Sponsor Warrant, each exercisable to purchase one share of Common Stock at $11.50 per share, generating total proceeds of $5,062,500 and (ii) Raymond James & Associates, Inc., which purchased an aggregate of 187,500 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, each exercisable to purchase one share of Common Stock at $11.50 per share, generating total proceeds of $187,500 (“RJ Warrants” and, together with the Sponsor Warrants, the “Private Placement Warrants”), generating gross proceeds of $5,250,000, which is discussed in Note 4.

Transaction costs amounted to $4,451,747 consisting of $1,500,000 of underwriting discount, $2,625,000 of deferred underwriting discount, and $326,747 of other offering costs. In addition, $25,000 of cash was held outside of the Trust Account (as defined below) and is available for working capital purposes and $1,874,782 of the IPO proceeds is due from a related party (see Note 5).

The Company's Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the net balance in the Trust Account (as defined below) (excluding the amount of deferred underwriting discounts held and taxes payable on the income earned on the Trust Account) at the time of the signing an agreement to enter into a Business Combination. However, the Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). There is no assurance that the Company will be able to successfully effect a Business Combination.

Following the closing of the IPO on January 11, 2022, $76,500,000 ($10.20 per Unit) from the net proceeds of the sale of the public units in the IPO and the sale of the Private Placement Warrants was placed in a Trust Account( the "Trust Account") until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company's amended and restated certificate of incorporation to (A) modify the substance or timing of the Company's obligation to provide for the redemption of the public shares in connection with the initial Business Combination or to redeem 100% of the public shares if the Company does not complete the initial Business Combination within 18 months from the closing of the IPO or (B) with respect to any other material provisions relating to stockholders' rights or pre-initial Business Combination activity, and (iii) the redemption of 100% of our public shares if the Company is unable to complete the initial Business Combination within the required time frame (subject to the requirements of applicable law). On the completion of the initial Business Combination, all amounts held in the Trust Account will be released to the Company, less amounts released to a separate account controlled by the trustee for disbursal to redeeming stockholders.

The Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of the initial Business Combination either: (i) in connection with a stockholder meeting called to approve the initial Business Combination or (ii) without a stockholder vote by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a proposed initial Business Combination or conduct a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require the Company to seek stockholder approval under applicable law or stock exchange listing requirements. The public stockholders will be entitled to redeem all or a portion of their public shares upon the completion of the initial Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the Trust Account is initially anticipated to be $10.20 per public share.

The shares of common stock subject to redemption are recorded at a redemption value and classified as temporary equity upon the completion of the IPO, in accordance with Financial Accounting Standards Board's ("FASB") Accounting Standards Codification ("ASC") Topic 480 "Distinguishing Liabilities from Equity."

The Company will have only 18 months from the closing of the IPO (the "Combination Period") to complete the initial Business Combination. If the Company does not complete the initial Business Combination within the Combination Period, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining stockholders and the board of directors, liquidate and dissolve, subject in each case to the obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have entered into a letter agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to their founder shares and public shares in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the Company's amended and restated certificate of incorporation to (A) modify the substance or timing of the Company's obligation to provide for the redemption of the Company's public shares in connection with a the initial Business Combination or to redeem 100% of the public shares if the Company does not complete the initial Business Combination within the Combination Period or (B) with respect to any other material provisions relating to stockholders' rights or pre-initial Business Combination activity, (iii) waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if the Company fails to complete the initial Business Combination within the Combination Period, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete the initial Business Combination within the Combination Period and (iv) vote any founder shares held by them and any public shares purchased during or after the IPO (including in open market and privately-negotiated transactions) in favor of the initial Business Combination.

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable), nor will it apply to any claims under the Company's indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor's only assets are securities of the Company. Therefore, the Company cannot assure you that the Sponsor would be able to satisfy those obligations.

Liquidity

Prior to the completion of the IPO, the Company lacked the liquidity it needed to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statement. The Company has since completed its IPO at which time capital in excess of the funds deposited in the Trust Account and/or used to fund offering expenses was released to the Company for general working capital purposes. Accordingly, management has since reevaluated the Company’s liquidity and financial condition and determined that sufficient capital exists to sustain operations one year from the date this financial statement is issued and therefore substantial doubt has been alleviated.

Risks and Uncertainties

Management is continuing to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company's financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 2 - Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet is presented in conformity with accounting principles generally accepted in the United States of America ("US GAAP") and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the "SEC").

Emerging Growth Company Status

The Company is an "emerging growth company," as defined in Section2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, (the "JOBS Act"), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company's financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $25,000 in cash held in its operating account and did not have any cash equivalents as of January 11, 2022.

Cash Held in Trust Account

At January 11, 2022, the Company held $76,500,000 in the Trust Account assets which consisted entirely of cash.

Fair Value of Financial Instruments

The fair value of the Company's assets and liabilities, which qualify as financial instruments under the FASB ASC 820, "Fair Value Measurements and Disclosures," approximates the carrying amounts represented in the balance sheet, primarily due to its short-term nature.

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The Company’s financial instruments are classified as either Level 1, Level 2 or Level 3. These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

Derivative Financial Instruments

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815-15. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.

Offering Costs associated with the Initial Public Offering

The Company complies with the requirements of ASC 340-10-S99-1, SEC Staff Accounting bulletin Topic 5A – “Expenses of Offering”, and SEC Staff Accounting bulletin Topic 5T – “Accounting for Expenses or Liabilities Paid by Principal Stockholder(s)”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the IPO. Offering costs directly attributable to the issuance of an equity contract to be classified in equity are recorded as a reduction of equity. Offering costs for equity contracts that are classified as assets and liabilities are expensed immediately. The Company incurred offering costs amounting to $4,451,747 as a result of the IPO (consisting of $1,500,000 of underwriting fees, $2,625,000 of deferred underwriting fees, and $326,747 of other offering costs). The Company recorded $4,305,125 of offering costs as a reduction of temporary equity in connection with the Common Stock included in the Units with the remaining $146,622 being a reduction to additional paid-in-capital.

Common Stock Subject to Possible Redemption

The Company accounts for its Common Stock subject to possible redemption in accordance with the guidance in ASC 480. Shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock are classified as stockholders’ equity. The Company’s Common Stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, Common Stock subject to possible redemption is presented as temporary equity, outside of the Stockholders’ equity section of the Company’s condensed balance sheet.

As of January 11, 2022, the amount of Common Stock reflected on the balance sheet are reconciled in the following table:

Allocated proceeds	$72,750,000
Less:
Common stock issuance costs	(4,305,125)
Plus:
Remeasurement adjustment on redeemable common stock	8,055,125
Contingently redeemable common stock	$76,500,000

Net Loss Per Common Share

The Company complies with the accounting and disclosure requirements of FASB ASC Topic 260, "Earnings Per Share." Net loss per common share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period, excluding common stock subject to forfeiture. Weighted average shares were reduced for the effect of an aggregate of 281,250 shares of common stock that are subject to forfeiture if the over-allotment option is not exercised by the underwriters (see Note 7). As of January 11, 2022, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted loss per common share is the same as basic loss per common share for the period presented.

Income Taxes

The Company accounts for income taxes under FASB ASC 740, "Income Taxes" ("ASC 740"). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

FASB ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of January 11, 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company has identified the United States as its only "major" tax jurisdiction.

The Company is subject to income tax examinations by major taxing authorities since inception. These examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company's management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Recent Accounting Pronouncements

In August 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity's Own Equity (Subtopic 815-40) ("ASU 2020-06") to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity's own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity's own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2024 for the Company and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.

Management does not believe that any other recently issued, but not effective, accounting pronouncements, if currently adopted, would have a material effect on the Company's financial statements.

Note 3 - Initial Public Offering

On January 11, 2022, the Company sold 7,500,000 Units at a purchase price of $10.00 per Unit. Each Unit consists of one share of Common stock and one-half of one warrant ("public warrant"). Each whole public warrant will entitle the holder to purchase one share of Common stock at an exercise price of $11.50 per whole share, subject to adjustment (see Note 7).

Note 4 - Private Placement

Simultaneously with the closing of the IPO, the Sponsor, purchased from the Company an aggregate of 5,062,500 Private Placement Warrants at $1.00 per Private Placement Warrant for a total purchase price of $5,062,500, each exercisable to purchase one share of common stock at an exercise price of $11.50 per whole share. Raymond James purchased an aggregate of 187,500 warrants at $1.00 per Private Placement Warrant for a total purchase price of $187,500. Each Private Placement Warrant entitles the holder thereof to purchase one share of the Company's Common stock at a price of $11.50 per share, subject to adjustment, and will expire worthless if the Company does not complete the initial Business Combination.

The Private Placement Warrants (including the Common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or saleable until 30 days after the completion of the initial Business Combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the warrants included in the units being sold in the IPO.

Note 5 - Related Party Transactions

Founder Shares

On February 17, 2021, the Sponsor paid $25,000 to cover certain offering costs in consideration for 2,156,250 Common stocks (the "founder shares"). The number of founder shares outstanding was determined based on the expectation that the total size of the IPO would be a maximum of 8,625,000 units if the underwriters' over-allotment option is exercised in full, and therefore that such founder shares would represent 20% of the outstanding shares after the IPO. Subsequently, an aggregate of 150,000 founder shares were transferred to directors of the Company. These 150,000 shares will not be subject to forfeiture in the event the underwriters' over-allotment option is not exercised. Up to 281,250 of the founder shares will be forfeited depending on the extent to which the underwriters' over-allotment is exercised. On January 14, 2022, the underwriter fully exercised their over-allotment option with respect to the 1,125,000 option units resulting in no founder shares subject to redemption( see Note 9).

The Company' initial stockholders have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination or (B) subsequent to the initial Business Combination, (x) if the reported closing price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which the Company complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of the stockholders having the right to exchange their shares of common stock for cash, securities or other property (except as described herein under the section of this prospectus entitled "Principal Stockholders - Restrictions on Transfers of Founder Shares and Private Placement Warrants"). Any permitted transferees will be subject to the same restrictions and other agreements of the initial stockholders with respect to any founder shares. (the "lock-up").

Related Party Loans

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor, an affiliate of the Sponsor or certain of the Company's officers and directors may, but is not obligated to, loan the Company funds as may be required (the "Working Capital Loans"). If the Company completes an initial Business Combination, the Company will repay such loaned amounts out of the proceeds of the Trust Account released to the Company. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $1,500,000 of such loans may be convertible into Private Placement Warrants of the post Business Combination entity, at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants issued to the Sponsor. As of January 11, 2022, no such Working Capital Loans were outstanding.

Related Party Advances

The Sponsor and other related parties have agreed to advance the Company funds to be used for a portion of the expenses of the IPO. These advances are non-interest bearing and unsecured. These advances will be repaid after the closing of the IPO out of the $1,750,000 of offering proceeds that has been allocated to the payment of offering expenses. As of January 11, 2022, the Company had advanced $90,747.

Due from Sponsor

The proceeds from the IPO that were not required to be deposited into the trust account and were available for working capital purposed in the amount of $1,874,782 were deposited into a bank account of the Sponsor. On January 18, 2021, the Sponsor transferred the $1,679,782 to the Company, net of offering costs paid by the Sponsor.

Administrative support agreement

Commencing on the date of the IPO, the Company has agreed to pay an affiliate of the Sponsor, a total of $10,000 per month for general and administrative services including office space, utilities, and secretarial support. Upon completion of the initial business combination or liquidation, the Company will cease paying these monthly fees.

Note 6 - Commitments and Contingencies

Registration Rights

The holders of the founder shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans (and any shares of common stock issuable upon the exercise of the Private Placement Warrants or warrants issued upon conversion of the working capital loans and upon conversion of the founder shares) will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the IPO requiring the Company to register such securities for resale (in the case of the founder shares, only after conversion to shares of Common stock). The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that the Company registers such securities. In addition, the holders have certain "piggy-back" registration rights with respect to registration statements filed subsequent to the Company's completion of the initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option from January 11, 2022 to purchase up to 1,125,000 additional Units to cover any over-allotments, if any, at the IPO price less the underwriting discounts and commissions. On January 14, 2022, the underwriter fully exercised the over-allotment option (See Note 9).

The underwriters received an underwriting discount of two percent (2%) of the gross proceeds of the IPO, or $1,500,000. On January 11, 2022, the Company paid a cash underwriting discount of $1,312,500 and granted the underwriters 187,500 Private Placement Warrants in lieu of $187,500 of cash. Additionally, the underwriters will be entitled to a deferred underwriting discount of 3.5%, or $2,625,000 of the gross proceeds of the IPO held in the Trust Account upon the completion of the Company's initial Business Combination subject to the terms of the underwriting agreement.

On January 14, 2022, the underwriter fully exercised their over-allotment option with respect to the 1,125,000 option units. As a result, the underwriters were due an additional $225,000 underwriter discount and are entitled to an additional $393,750 in a deferred underwriting discount. In lieu of receiving $225,000 in cash for the underwriter discount, the underwriters were paid $196,875 in cash and received 28,125 Private Placement Warrants see Note 9).

Note 7 -  Stockholders' Equity

Common Stock

The Company is authorized to issue 10,000,000 shares of Common stock with a par value of $0.0001 per share. Holders of the common stock are entitled to one vote for each common stock. At January 11, 2022, there were 2,156,250 shares of common stock issued and outstanding (excluding 7,500,000 common stock subject to possible redemption). Of the 2,156,250 shares, 281,250 shares were subject to forfeiture to the extent that the underwriters' over-allotment option is not exercised in full so that the founder shares will represent, on an as-converted basis, 20% of the Company's issued and outstanding shares after the IPO. In April 2021, an aggregate of 150,000 founder shares were transferred to directors of the Company. These 150,000 shares will not be subject to forfeiture in the event the underwriters' over-allotment option is not exercised.

The Company' initial stockholders have agreed not to transfer, assign or sell any founder shares held by them until the earliest of (A) one year after the completion of the initial Business Combination or (B) subsequent to the initial Business Combination, (x) if the reported closing price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which the Company complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of the stockholders having the right to exchange their shares of common stock for cash, securities or other property (except as described herein under the section of this prospectus entitled "Principal Stockholders - Restrictions on Transfers of Founder Shares and Private Placement Warrants"). Any permitted transferees will be subject to the same restrictions and other agreements of the initial stockholders with respect to any founder shares.

Warrants

Each whole warrant entitles the holder to purchase one share of the Company's common stock at a price of $11.50 per share, subject to adjustment. In addition, if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share of common stock (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any founder shares held by the Sponsor or its affiliates, prior to such issuance) (the "Newly Issued Price"), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the "Market Value") is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described below under "Redemption of warrants" will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

The warrants will expire at 5:00 p.m., New York City time on the warrant expiration date, which is five years after the completion of the initial Business Combination or earlier upon redemption or liquidation. On the exercise of any warrant, the warrant exercise price will be paid directly to the Company and not placed in the Trust Account.

The Company is not registering the shares of common stock issuable upon exercise of the warrants at this time. However, the Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of the initial Business Combination, the Company will use its best efforts to file with the SEC a registration statement covering the shares of common stock issuable upon exercise of the warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those shares of common stock until the warrants expire or are redeemed, as specified in the warrant agreement; provided, in each case, that the Company has an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement) and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder.

Redemption of warrants

Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described herein with respect to the Private Placement Warrants):

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon a minimum of 30 days' prior written notice of redemption (the "30-day redemption period"); and

•	if, and only if, the reported closing price of our common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

If the Company calls the warrants for redemption as described above, the management will have the option to require all holders that wish to exercise warrants to do so on a cashless basis. In determining whether to require all holders to exercise their warrants on a cashless basis, the management will consider, among other factors, its cash position, the number of warrants that are outstanding and the dilutive effect on the stockholders of issuing the maximum number of shares of common stock issuable upon the exercise of the warrants. In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants multiplied by the excess of the "fair market value" (defined below) over the exercise price of the warrant by (y) the fair market value. The "fair market value" shall mean the average reported closing price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.

Note 8- Fair Value Measurements

The following table presents information about the Company’s liabilities that are measured at fair value on January 11, 2022, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

	Level 1	Level 2	Level 3
Liabilities:
Over-allotment option liability			$153,310

The over-allotment option was accounted for as liabilities in accordance with ASC 815-40 and is presented within liabilities on the balance sheet. The over-allotment liability is measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of over-allotment liability in the statement of operations.

The Company used a Black Scholes model to value the Over-allotment Option. The Over-allotment Option was classified within Level 3 of the fair value hierarchy at the measurement dates due to the use of unobservable inputs. Inherent in pricing models are assumptions related to expected share-price volatility, expected life and risk-free interest rate. The Company estimates the volatility of its common stock based on historical volatility that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term.

The key inputs into the Black-Scholes model were as follows at initial measurement of the Over-allotment Option:

Input	January 11, 2022
Risk-free interest rate	0.07%
Expected term (years)	0.12
Expected volatility	9.7%
Unit price	$10.00

Note 9 - Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to through the date that the financial statement was available to be issued. The Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements other than noted below.

On January 14, 2022, the underwriter fully exercised their over-allotment option with respect to the 1,125,000 option units resulting in no founder shares subject to redemption and the de-recognition of the over-allotment option on the balance sheet. As a result, the underwriters were paid an additional $196,875 in cash and received 28,125 Private Placement Warrants for a total compensation of $225,000. The underwriters also are entitled to an additional $393,750 in a deferred underwriting discount. Funds were deposited in the Sponsor’s bank account. Associated with the exercise of the over-allotment option, 1,125,000 Units were sold for $10.00 per unit generating $11,250,000 proceeds that were deposited in the Trust account. Additionally, $225,000 was deposited in the Trust account so that the value of the funds in the Trust account equals to $10.20 per Public Unit.

On January 18, 2022, the net proceeds from the IPO and exercise of the over-allotment option were transferred from the Sponsor’s account and deposited in the Company’s bank account. (See Note 5, Due from Sponsor)